Valued Advisers Trust

Cloud Capital Strategic Large Cap Fund

Supplement to the Prospectus and Statement of Additional Information

dated September 30, 2014

(as may be supplemented from time to time)

Supplement dated November 20, 2014

Important Notice Regarding Change in Investment Policy

This supplement amends the Cloud Capital Strategic Large Cap Fund (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) each dated September 30, 2014, and is in addition to any other supplements.

Effective as of January 19, 2015:

1.	The Fund will change its name to “Cloud Capital Strategic All Cap Fund.” All references to “Cloud Capital Strategic Large Cap Fund” in the Prospectus and SAI are replaced by references to “Cloud Capital Strategic All Cap Fund.”

2.	The section in the Prospectus titled “Investment Objective,” on page 1, is hereby deleted in its entirety and replaced with the following:

To consistently improve on the gross returns and risk/reward dynamics of the broad U.S. public equity market over complete market cycles.

3.	The section in the Prospectus titled “Principal Investment Strategies,” beginning on page 2, is deleted in its entirety and replaced by the following:

The Cloud Capital Strategic All Cap Fund invests its assets in common stocks included in the Russell 3000® Index (the Fund’s benchmark), which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investible U.S. equity market. As of September 30, 2014, the Russell 3000® Index included companies with market capitalizations between $169 million and $545 billion.

Cloud Capital LLC (the “Adviser”) utilizes proprietary industry allocation, reweighting and rebalancing strategies, which utilize quantitative and qualitative metrics, to seek to generate a higher total return than that of the Russell 3000® Index. The strategies may include quantitative information and narratives that reflect interpretations of corporate data and company and industry developments. The strategies may also include qualitative information such as information on a company’s balance sheet, returns on equity, ability to generate free cash flow, accounting methods, and financial disclosure. The Adviser generally maintains an equal amount of its allocation in each industry sector of the benchmark Index and will generally rebalance to an equal sector allocation bi-annually or more frequently. Decisions on the elimination of certain securities or sectors from the Fund’s portfolio or to overweight relative to the Index as well as decisions regarding rebalancing times and parameters will be made by the Adviser based on broad market analysis and fundamental evaluation of specific companies, among other factors.

The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in equity securities. The Fund may also invest in securities of issuers that are not part of the Fund’s benchmark Index and may invest in foreign (including emerging markets) issuers in addition to securities of domestic issuers. The Adviser may sell a security when it is no longer represented in the Fund’s benchmark Index. The Adviser may also sell a security if inclusion of the security in the Fund’s portfolio is inconsistent with the guidance generated by the Adviser’s proprietary industry allocation, reweighting and rebalancing strategies.

4.	The following risk is added to the Prospectus section titled “Principal Risks,” beginning on page 3:

Small and Mid-Cap Risk. To the extent the Fund invests in small and mid-cap companies, it will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

5.	References in the Prospectus section titled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks” to the S&P 500 Index are replaced with the Russell 3000 Index.

6.	The section in the Prospectus titled “Is the Fund right for you?” is replaced in its entirety with the following:

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with an investment objective of capital appreciation.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who want exposure to the mid-large cap securities markets.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 30, 2014 (as may be supplemented from time to time) has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 670-2227.